Exhibit 99.7
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                 SEPTEMBER 1997

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1)  Aggregate Monthly Payments Due:           $               1,783,308.93

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

          (a) Principal                             $                 281,283.97
          (b) Interest                              $               1,475,769.41
          (c) Total                                 $               1,757,053.38

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

          (a) Principal                             $                  31,893.25
          (c) Total                                 $                  31,893.25

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

          (a) Principal                             $               1,868,515.11
          (b) Interest                              $                  29,708.22
          (c) Total                                 $               1,898,223.33

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     (5)  Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal                             $                       0.00
          (b) Interest                              $                       0.00
          (c) Total                                 $                       0.00

     (6)  Aggregate Liquidation Proceeds for prior month:

          (a) Principal                             $                       0.00
          (b) Interest                              $                       0.00
          (c) Total                                 $                       0.00

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

          (a) Principal                             $                       0.00
          (b) Interest                              $                       0.00
          (c) Total                                 $                       0.00

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal                             $                       0.00
          (b) Interest                              $                       0.00
          (c) Total                                 $                       0.00

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

          (a) Principal                             $                       0.00
          (b) Interest                              $                       0.00
          (c) Total                                 $                       0.00

     (10) Pool Principal Balance:                   $             185,655,690.20

     (11) Available Funds:                          $               3,598,446.99

     (12) Realized Losses for prior month:          $                       0.00

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     (13) Aggregate Realized Losses:                $                       0.00
          (a) Deficient Valuations                  $                       0.00
          (b) Special Hazard Losses                 $                       0.00
          (c) Fraud Losses                          $                       0.00
          (d) Excess Bankruptcy Losses              $                       0.00
          (e) Excess Special Hazard Losses          $                       0.00
          (f) Excess Fraud Losses                   $                       0.00

     (14) Compensating Interest Payment:            $                   2,041.80

     (15) Net Simple Interest Shortfall:            $                     (0.00)

     (16) Net Simple Interest Excess:               $                       0.00

     (17) Simple Interest Shortfall Payment:        $                     (0.00)

     (18) Unpaid Net Simple Interest Shortfall:

     Class A1             36157T4B4            $        0.00
     Class A2             36157T4C2            $        0.00
     Class A3             36157T4D0            $        0.00
     Class A4             36157T4E8            $        0.00
     Class A5             36157T4F5            $        0.00
     Class S              36197HE1S            $        0.00
     Class M              36157T4J7            $        0.00
     Class B1             36157T4K4            $        0.00
     Class B2             36157T4L2            $        0.00
     Class B3             36157T5M9            $        0.00
     Class B4             36157T5N7            $        0.00
     Class B5             36157T5P2            $        0.00

     (19) Class Certificate Interest Rate:

     Class A4             36157T4E8                  7.780%
     Class M              36157T4J7                  7.500%
     Class B1             36157T4K4                  7.500%
     Class B2             36157T4L2                  7.500%
     Class B3             36157T5M9                  9.157%
     Class B4             36157T5N7                  9.157%
     Class B5             36157T5P2                  9.157%
     Class S              36196HE4S                  2.07%

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     (20) Accrued Certificate Interest and Pay-out Rate:

     Class A1             36157T4B4   $    348,138.65            6.670%
     Class A2             36157T4C2   $    276,489.60            6.940%
     Class A3             36157T4D0   $     86,895.38            7.350%
     Class A4             36157T4E8   $    102,864.57            7.780%
     Class A5             36157T4F5   $    182,250.00            7.290%
     Class S              36197HE1S   $    320,631.22            2.07%
     Class M              36157T4J7   $     33,618.98            7.500%
     Class B1             36157T4K4   $     24,452.41            7.500%
     Class B2             36157T4L2   $     15,285.85            7.500%
     Class B3             36157T5M9   $      9,705.39            9.157%
     Class B4             36157T5N7   $      2,981.05            9.157%
     Class B5             36157T5P2   $     13,441.58            9.157%
                         Total        $  1,416,754.66

     (21) Principal distributable:

     Class A1             36157T4B4   $  2,158,722.07
     Class A2             36157T4C2   $          0.00
     Class A3             36157T4D0   $          0.00
     Class A4             36157T4E8   $          0.00
     Class A5             36157T4F5   $          0.00
     Class M              36157T4J7   $      8,149.69
     Class B1             36157T4K4   $      5,927.59
     Class B2             36157T4L2   $      3,705.50
     Class B3             36157T5M9   $      1,926.92
     Class B4             36157T5N7   $        591.86
     Class B5             36157T5P2   $      2,668.71
     Class R1             36157T4G3   $          0.00
     Class R2             36157T4H1   $          0.00
                         Total        $  2,181,692.33

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                             $                 0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :                             $                 0.00

B. Other Amounts:

     (1)  Senior Percentage for such Distribution Date:               91.833781%

     (2)  Senior Prepayment Percentage for such Distribution Date:   100.000000%

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     (3)  Junior Percentage for such Distribution Date:                8.166219%

     (4)  Junior Prepayment Percentage for such Distribution Date:     0.000000%

     (5)  Subordinate Certfificate Writedown Amount for such
          Distribution Date:                                           0.000000%

     (6)  Prepayment Distribution Triggers satisfied:

                                        Yes                   No
                                        ---                   --
             Class B1                    X
             Class B2                    X
             Class B3                    X
             Class B4                    X
             Class B5                    X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By:       /s/ Karen Pickett
                                   ----------------------------------------
                                   Name:     Karen Pickett
                                   Title:    Vice President,
                                             Investor Operations